UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 5, 2015 (March 2, 2015)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2015, Aetna Inc. ("Aetna") entered into a Second Amendment (the "Second Amendment") to the Five-Year Credit Agreement dated as of March 27, 2012 (as amended by the First Amendment thereto and an Incremental Commitment Agreement, each dated as of September 24, 2012, and as extended from time to time, the “Existing Credit Agreement”), with the various lenders party to the Second Amendment and JPMorgan Chase Bank, N.A., as administrative agent. A summary of the terms of the Existing Credit Agreement may be found in Aetna Inc.'s Current Reports on Form 8-K filed on March 28, 2012 and September 27, 2012, which summary is incorporated herein by reference.

The Second Amendment extends the maturity date of the Existing Credit Agreement to March 27, 2020. The Second Amendment also amends the applicable facility fee payable by Aetna and the applicable interest rate payable by Aetna on LIBOR-based borrowings under the credit facility if Aetna’s credit ratings are higher than Aetna’s existing credit ratings. As a result of these changes, if Aetna’s credit ratings were to improve, Aetna’s undrawn cost of maintaining the credit facility would be reduced, and Aetna’s drawn cost under the facility would be no greater than under the Existing Credit Agreement.

A copy of Aetna’s request for extension is filed as Exhibit 99.1 hereto. A copy of the Second Amendment is filed as Exhibit 99.2 hereto. A copy of the notice of closing confirming the effectiveness of the Second Amendment and the extension of the maturity date of the Existing Credit Agreement is filed as Exhibit 99.3 hereto. Each of those Exhibits is hereby incorporated in this Item 1.01 by reference.

The administrative agent and certain of the lender parties to the Second Amendment and/or the Existing Credit Agreement perform normal banking, investment banking and/or advisory services for Aetna and its affiliates from time to time for which they have received customary fees and expenses.

The foregoing summary of the Second Amendment is not complete and is qualified in its entirety by the full text of the Second Amendment, which is filed as Exhibit 99.2 hereto, and incorporated herein by reference. You are encouraged to read the Existing Credit Agreement and the Second Amendment in their entirety.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this current report is hereby incorporated by reference into this Item 2.03.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Maturity Date Extension Request

99.2	Second Amendment dated as of March 2, 2015, to the $1,500,000,000 Five-Year Credit Agreement dated as of March 27, 2012

99.3	Notice of closing dated March 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: March 5, 2015	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Number	Description

99.1	Maturity Date Extension Request
99.2	Second Amendment dated as of March 2, 2015, to the $1,500,000,000 Five-Year Credit Agreement dated as of March 27, 2012
99.3	Notice of closing dated March 2, 2015